Exhibit 10.11

SECURITY AGREEMENT

1.               THE SECURITY.  The undersigned, Orange County Professional Services, Inc. (“Grantor”), hereby assigns and grants to Bridge Bank, National Association (“Lender”) a continuing security interest in the following described property (“Collateral”):

(a)                                  All of the following, whether now owned or hereafter acquired by Grantor: accounts, contract rights, chattel paper, instruments, deposit accounts, investment property and general intangibles.

(b)                                 All inventory now owned or hereafter acquired by Grantor.

(c)                                  All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Grantor.

(d)                                 All rights under contracts of insurance now owned or hereafter acquired by Grantor covering any of the above-described property.

(e)                                  All proceeds, product, rents and profits now owned or hereafter acquired by Grantor of any of the above-described property.

(f)                                    All books and records now owned or hereafter acquired by Grantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory (“Books and Records”);

Grantor acknowledges and affirms that such security interest in the Collateral has attached to all Collateral without further act on the part of the Lender or Grantor.

2.               THE INDEBTEDNESS.  The Collateral secures and will secure all Indebtedness of Revcare, Inc. (“Borrower”) to Lender.  For the purposes of this Agreement, “Indebtedness” means all loans and advances made by Lender to Borrower and all other obligations and liabilities of Borrower to Lender, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by Lender by assignment or otherwise.  Unless Borrower shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3.               GRANTOR’S COVENANTS.  Grantor covenants and warrants that unless compliance is waived by Lender in writing:

(a)                                  Grantor shall execute and deliver to Lender concurrently with Grantor’s execution of this Security Agreement, and from time to time at the request of Lender, all financing statements, continuation financing statements, fixture filings, agreements, security agreements, chattel mortgages, assignments, and all other documents that Lender may request, in form satisfactory to Lender, to perfect and maintain perfected Lender’s security interests in the Collateral and in order to consummate fully all of the transactions contemplated by this Security Agreement and the Business Financing Agreement.

(b)                                 Grantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

(c)                                  Grantor has notified Lender in writing of, and will notify Lender in writing prior to any change in the locations of (i) Grantor’s place of business or Grantor’s chief executive office if Grantor has more than one place of business and (ii) any Collateral, including the Books and Records.

(d)                                 Grantor will notify Lender in writing prior to any change in Grantor’s name, identity or business structure.

(e)                                  Grantor has not granted and will not grant any security interest in any of the Collateral except to Lender, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, except the security interest of Lender.

(f)                                    Grantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Grantor’s place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Grantor, or (ii) any other Collateral except with the prior written consent of Lender.

(g)                                 Grantor will promptly notify Lender in writing of any event which affects the value of any Collateral, the ability of Grantor or Lender to dispose of any Collateral, or the rights and remedies of Lender in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

(h)                                 If any Collateral is or becomes the subject of any negotiable document of title including any warehouse receipt or bill of lading, Grantor shall immediately deliver such document to Lender.

(i)                                     Until Lender exercises its rights to make collection, Grantor will diligently collect all Collateral.

4.               ADDITIONAL OPTIONAL REQUIREMENTS.  Grantor agrees that Lender may at its option at any time, whether or not Grantor is in default:

(a)                                  Require Grantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Lender in kind.

(b)                                 Require Grantor to deliver to Lender (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

(c)                                  Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

(d)                                 Require Grantor to deliver to Lender any instruments or chattel paper.

(e)                                  Require Grantor to obtain Lender’s prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory.

(f)                                    Notify any account debtors, any buyers of the Collateral, or any other persons of Lender’s interest in the Collateral.

(g)                                 Require Grantor to direct all account debtors to forward all payments and proceeds of the Collateral to a lockbox account as Lender may specify, pursuant to a lockbox agreement in form and substance satisfactory to Lender, with a lockbox servicing agent acceptable to Lender.

(h)                                 Demand and collect any payments and proceeds of the Collateral.  In connection therewith Grantor irrevocably authorizes Lender to endorse or sign Grantor’s name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Grantor and remove therefrom any payments and proceeds of the Collateral.

5.               DEFAULTS.  Any one or more of the following shall be a default hereunder:

(a)                                  Grantor fails to pay any Indebtedness when due.

(b)                                 Grantor breaches any term, provision, warranty or representation under this Agreement or under any other obligation of Grantor to Lender.

(c)                                  Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of Borrower or of any guarantor of any Indebtedness.

(d)                                 Borrower or any guarantor of any Indebtedness becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, fails in business, makes a general assignment for the benefit of creditors, dies or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(e)                                  Any case, proceeding or other action is commenced against Borrower or any guarantor of any Indebtedness under any bankruptcy or other law for the relief of, or relating to, debtors.

(f)                                    Any involuntary lien of any kind or character attaches to any Collateral.

(g)                                 Any financial statements, certificates, schedules or other information now or hereafter furnished by Borrower to Lender proves false or incorrect in any material respect.

6.               LENDER’S REMEDIES AFTER DEFAULT.  In the event of any default Lender may do any one or more of the following:

(a)                                  Declare any Indebtedness immediately due and payable, without notice or demand.

(b)                                 Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(c)                                  Enforce the security interest of Lender in any deposit account of Grantor maintained with Lender by applying such account to the Indebtedness.

(d)                                 Require Grantor to assemble the Collateral, including the Books and Records, and make them available to Lender at a place designated by Lender.

(e)                                  Enter upon the property where any Collateral, including any Books and Records are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Grantor’s equipment, if Lender deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

(f)                                    Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Grantor.

(g)                                 Use or transfer any of Grantor’s rights and interests in any Intellectual Property now owned or hereafter acquired by Grantor, if Lender deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.  Grantor agrees that any such use or transfer shall be without any additional consideration to Grantor.  As used in this paragraph, “Intellectual Property” includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labelling in which Grantor has any right or interest, whether by ownership, license, contract or otherwise.

(h)                                 Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.

(i)                                     Take such measures as Lender may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Grantor hereby irrevocably constitutes and appoints Lender as Grantor’s attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.               MISCELLANEOUS.

(a)                                  Any waiver, express or implied, of any provision hereunder and any delay or failure by Lender to enforce any provision shall not preclude Lender from enforcing any such provision thereafter.

(b)                                 Grantor shall, at the request of Lender, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Lender may reasonably deem necessary.

(c)                                  All notes, security agreements, subordination agreements and other documents executed by Grantor or furnished to Lender in connection with this Agreement must be in form and substance satisfactory to Lender.

(d)                                 If any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect.  If Lender waives a default, it may enforce a later default.  Any consent or waiver under, or amendment of this Agreement, must be in writing, and no such consent, waiver, or amendment shall imply any obligation by Lender to make any subsequent consent, waiver, or amendment.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

(e)                                  All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.  Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

(f)                                    All terms not defined herein are used as set forth in the Uniform Commercial Code.

(g)                                 In the event of any action by Lender to enforce this Agreement or to protect the security interest of Lender in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Grantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney’s fees and allocated costs for in-house legal services.

(h)                                 This Agreement shall bind and inure to the benefit of the respective successors and assigns of Grantor and Lender; provided, however, that Grantor may not assign this Agreement nor delegate any of its duties hereunder without Lender’s prior written consent and any prohibited assignment or delegation shall be absolutely void.  Lender reserves the right to sell, transfer, negotiate, assign or grant participations in all or part of, or any interest in, the rights and benefits hereunder.

(i)                                     The Grantor will pay to Lender upon demand all fees, costs and expense (including fees of attorneys and professionals and their costs and expenses) that Lender incurs or may from time to time impose in connection with any of the following:  (a) preparing, negotiating, administering, and enforcing this Agreement or any other agreement executed in connection herewith, including any amendments, waivers or consents in connection with any of the foregoing, and (b) any litigation or dispute (whether instituted by Lender, Grantor or any other person) in any way relating to this Agreement or any other agreement executed in connection herewith or therewith.  Grantor shall indemnify and hold Lender harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever arising in connection with any of the foregoing.

(j)                                     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN CONNECTION WITH THE OBLIGATIONS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OBLIGATION, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR

OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER, HAS DETERMINED FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY TRIAL.

Executed this           day of                              , 2003

GRANTOR:	LENDER:

ORANGE COUNTY PROFESSIONAL SERVICES, INC.	BRIDGE BANK, NATIONAL ASSOCIATION

By
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